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Exhibit 23.3

CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

        We hereby consent to the incorporation by reference in this Registration Statement of Vanguard Energy Corporation on Form S-1 of references to our firm, in the context in which they appear, to our reserve estimates as of March 31, 2011 and to Exhibit 99 included in the Registration Statement relating to the Company's proven oil and gas reserves.

NOVA RESOURCES, INC.

Dallas, Texas
June 28, 2011

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  Exhibit 23.3
CONSENT OF INDEPENDENT PETROLEUM ENGINEERS